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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(D) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2005

ULTIMATE ELECTRONICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-22532	84-0585211
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

321 West 84th Avenue, Suite A, Thornton, Colorado 80260
(Address of principal executive offices, zip code)

Registrant's telephone number, including area code: (303) 412-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        On January 10, 2005, Ultimate Electronics, Inc. issued a press release reporting on its sales results for the months ended November 30 and December 31, 2004. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)
Exhibits.

Exhibit No.
99.1	Press Release dated January 10, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTIMATE ELECTRONICS, INC.
Date: January 10, 2005	By:	/s/ DAVID A. CARTER David A. Carter, Senior Vice President—Finance and Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit
99.1	Press Release dated January 10, 2005.

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  ITEM 2.02. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
  ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
Exhibit Index